                                                                    EXHIBIT 10.9

                                      LEASE


 Landlord:     Jozef Nabel and Marie Gabrielle Nabel, as tenants in common





 Tenant:       Summit Care-California, Inc., a California corporation


               Dated as of May 1, 1987


                                     INDEX


No.                                                                    Page No.

1.             Defined Terms
2.             Leased Premises
3.             Term and Option to Extend
4.             Rent
5.             Use
6.             Maintenance and Repairs
7.             Alterations and Additions
8.             Insurance
9.             Indemnity
10.            Damage or Destruction; Obligation to
                Rebuild
11.            Property Taxes
12.            Condemnation
13.            Utilities
14.            Assignment and Subletting
15.            Defaults; Remedies
16.            Security Deposit
17.            Right of First Refusal
18.            Miscellaneous
18.(a)         Estoppel Certificate
18.(b)         Landlord's Liability
18.(c)         Construction
18.(d)         Interest on Past-due Obligations
18.(e)         Time of Essence
18.(f)         Counterparts
18.(g)         Incorporation of Prior Agreements;
                Amendments
18.(h)         Notices
18.(i)         Waivers
18.(j)         Recording
18.(k)         Holding Over
18.(l)         Covenants and Conditions
18.(m)         Binding Effect
18.(n)         Subordination
18.(o)         Attorneys' Fees
18.(p)         Landlord's Access
18.(q)         Brokers and Finders


Exhibit "A" - Legal Description

 1.     Defined Terms.
        -------------

               Each reference in this Lease to any of the following terms shall incorporate the data stated for that term. Other terms are as defined in the Lease.


        Landlord:  Jozef Nabel and Marie Gabrielle Nabel, as tenants in common

        Tenant:    Summit Care-California, Inc., a California corporation


        Street Address of Premises (paragraph 2):

                         Sharon Care Center

                         8167 West Third Street

                         Los Angeles, California 90048


        Term (paragraph 3a):         120 months
        Option Terms (paragraph 3b):          60 months
        Commencement Date (paragraph 3):           May 11, 1987
        Fixed Rent (paragraph 4(a)):          $23,925/month
        Permitted Uses (paragraph 5):         Skilled Care Nursing Facility

        Landlord's Address (paragraph 18(h)):

                         Jozef Nabel

                         2323 La Mesa Drive

                         Santa Monica, California 90402

               with a copy to

                         Robert L. Esensten

                         A Professional Law Corporation

                         924 Westwood Blvd., //400

                         Los Angeles, California 90024



        Tenant's Address (paragraph 18(h)):

                         1800 Avenue of the Stars, Suite 1200

                         Los Angeles, California 90067

                         Attn:  President, Long Term Care Group



        Real Estate Broker Commission Responsibility (paragraph 18(q): None

2.      Leased Premises.
        ---------------

                 Landlord hereby leases to Tenant, and Tenant XXXXXXX from Landlord, subject to the terms and conditions contained herein, (a) that certain real property located at the street address set forth in paragraph 1 hereof and more particularly described in Exhibit A attached hereto and incorporated herein by this reference (the "Property") and (b) the improvements thereon (the "Improvements"). The Property and the Improvements are sometimes hereinafter referred to collectively as the "Premises".


 3.     Term and Option to Extend.
        -------------------------

                 (a) The Term of this Lease, which, subject to subparagraph 3(b) below, shall be for the period set forth in paragraph I above and shall commence on the date set forth in paragraph I above.

                 (b) Landlord hereby grants Tenant two successive options to extend the Term of this Lease for the Option Term set forth in paragraph 1 above, each such Option Term commencing upon the expiration of the then-existing Term of this Lease. Tenant may exercise the foregoing options by written notice to the Landlord at least one hundred eighty (180) but not more than two hundred seventy (270) days prior to the end of the then-existing Term of this Lease.


4.      Rent.
        ----

                 (a) Beginning on the Commencement Date and hereafter, Tenant shall pay Landlord each month, without prior notice, demand, deduction or setoff, the Rent, which, until adjusted as hereinafter provided, shall be the Fixed Rent set forth in paragraph 1 above. Rent shall be payable in lawful money of the United States in advance on or before the 1st day of each successive calendar month beginning the term hereof, except that if the Commencement Date occurs on a date other than the first day of the month, Rent for that month shall be prorated on the basis of a thirty (30) day month and shall be paid on the Commencement Date. Rent shall be paid in the place designated by Landlord for receipt of notices or at such other place as Landlord may designate in writing.

                 (b) The Rent shall be increased but not decreased on May 1, of every second calendar year subsequent to the Commencement Date. The new Rent shall be determined as follows:

                 (i) The Consumer Price Index for All Urban Consumers for ????????????????????????????????????????????????????????????????????????????????
the United States Department of Labor, Bureau of Labor Statistics (CPI) shall be used for the basis of determining the increase, if any, in the Rent. The "Base Period" shall be the month and year of the Commencement Date. The "Comparison Period" shall be the second month of January following the Commencement Date and every second January thereafter during the term of this Lease.

                 (ii) If the CPI for any Comparison Period is higher than the CPI for the Base Period, the Fixed Rent set forth in paragraph 1 shall be multiplied by a fraction, of which the numerator is the CPI for the Comparison Period and the denominator is the CPI for the Base Period. If the product so calculated is higher than the Rent payable by Tenant for the Comparison Period, that product or 108% of the Rent for that comparison period (whichever is less) constitutes the new Rent, effective on the first day of May immediately following the particular Comparison Period. If the product so calculated is equal to or lower than the Rent payable by Tenant for the particular Comparison Period, no adjustment shall be made in the Rent.

                 (iii) Any delay by Landlord in billing for the foregoing rent increases shall not constitute a waiver of or in any way impair the continuing obligation of Tenant to pay these rent increases.

           (c) In the event the CPI is no longer published, Landlord and Tenant shall determine another index of similar nature showing changes in the cost of living to be used to calculate the Adjustment due Landlord. If Landlord and Tenant cannot agree on the selection of an index, or if Landlord and Tenant disagree as to the computations called for in this subparagraph (b), any disagreed matters shall then be resolved by arbitration in the county in which the Premises are located, in accordance with the then rules of the American Arbitration Association.

5.      Use.
        ---

                 (a) The Premises shall be used and occupied only for the Permitted Uses set forth in paragraph 1 above and for no other purpose.

                 (b) Tenant shall, at Tenant's sole cost and expense, comply with all present and future laws, ordinances, orders, rules, regulations and requirements of all federal, state and municipal governments, courts, departments, commissions, boards, and offices, and any national or local Board of Fire

Underwriters, or any other body exercising functions similar to those of any of ????????????????????????????????????????????????????????????????????????????????
may be applicable to the Premises and the sidewalk, curbs and vaults adjoining the Premises or to the use or manner of use of the Premises, whether or not such law, ordinance, order, rule, regulation or requirement shall necessitate structural charges or improvements, ornamental, structural or otherwise, onto or over the streets or sidewalks adjacent to the Premises, or onto or over other property contiguous or adjacent thereto. Tenant shall not use or permit the use of the Premises in any manner that will tend to create waste or a nuisance.

           (c) Tenant, having been in occupancy of the Premises for six (6) years prior to the Commencement Date, hereby accepts the Premises subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises and subject to all liens, claims and encumbrances currently existing against the Premises or any part thereof, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Tenant acknowledges that neither Landlord nor Landlord's agents have made any representation or warranties as to the Premises, including without limitation, any representation or warranty as to condition or fitness of the Improvements or the suitability of the Improvements for the conduct of Tenant's business.

6.      Maintenance and Repair.
        ----------------------

                 (a) Tenant shall during the Term keep in good order, condition and repair, the Premises (including all alterations and additions made by Tenant pursuant to the provisions hereof, and the roof and foundation), and all adjacent sidewalks, landscaping, driveways, parking lots, fences and signs located in the areas which are adjacent to or included with the Premises.

                 (b) On the last day of the Term, or on any sooner termination of this Lease, Tenant shall surrender the Premises to Landlord in the same condition as when received, broom clean, ordinary wear and tear alone excepted. Tenant shall repair any damage to the Premises occasioned by the removal of Tenant's alterations and improvements (including, without limitation, its trade fixtures, furnishings and equipment) which repair shall include, without limitation, the patching and filling of holes and repair of structural damage.

7.      Alternations and Additions.
        --------------------------

                 (a) Tenant shall not, without Landlord's prior written consent make any improvements, additions, or utility installations (which term "utility installations" shall include ducting, power panels, flourescent fixtures, space heaters, conduits and wiring) in, or about the Premises, except for nonstructural alterations to the Premises costing less than Ten Thousand Dollars ($10,000).

                 (b) Tenant shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Tenant at or for use on or in connection with the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Tenant shall give Landlord not less than then ten (10) days notice prior to the commencement of any work on the Premises, and Landlord shall have the right to post notices of non-responsibility in or on the Premises as provided by law.

                 (c) Unless Landlord requires or consents to their removal, all alterations, improvements, additions and utility installations which may be made on or to the Premises shall become the property of Landlord and remain upon and be surrendered with the Premises at the expiration of the Term. Notwithstanding the provisions of this subparagraph (c), Tenant's machinery and equipment other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Tenant and may be removed by Tenant.

8.      Insurance.
        ---------

                 (a) Tenant at its sole cost and expense, but for the mutual benefit of Landlord as co-loss payee and Tenant as named insured, shall maintain comprehensive general liability insurance on an "occurrence basis" against claims for "personal injury," including without limitation, bodily injury, death or property damage, occurring upon, in or about the Premises and on, in or about the adjoining sidewalks, streets, and passageways and for all other areas appurtenant thereto, such insurance to afford immediate minimum protection, at the time of the inception of this Lease, and at all times during the Term, to a limit of not less than One Million Dollars ($1,000,000) with respect to personal injury or death to any one or more persons or to damage to property. Such insurance shall also include coverage against liability for bodily injury or property damage arising out of the use, by or on behalf of Tenant, or any other person or organization, of any owned, non-owned, leased or hired automotive equipment in the conduct of any and all operations called for under this Lease. The limits of said insurance shall not, however, limit the liability of Tenant hereunder.

                 (b) Tenant, at its sole cost and expense, shall keep the Improvements insured during the Term for the mutual benefit of Landlord and Tenant as named insured, against loss or damage by fire and lightning and against loss or damage by other risks embraced by coverage, of the type now known as the broad form of extended coverage, including but not limited to fire, riot and civil commotion, vandalism and malicious mischief, special extended perils (all risk) and sprinkler leakage, and against such other risks or hazards as Landlord may from time to time reasonably designate, in amounts sufficient to prevent Landlord or Tenant from becoming a co-insurer under the terms of the applicable policies, but in any event in an amount not less that the full replacement cost of the Improvements and Personal Property, without deduction for physical depreciation, and with not more than Five Thousand dollars ($5,000) deductible from the loss payable for any casualty. The policies of insurance carried in accordance with this paragraph shall contain a "Replacement Cost Endorsement." Such full replacement cost shall be determined from time to time, but not more frequently than once in any twelve (12) consecutive calendar months (except in the event of substantial changes or alterations to the Improvements undertaken by Tenant as permitted hereunder) upon the written request of Landlord by an appraiser, architect or contractor who shall be mutually and reasonably acceptable to Landlord and Tenant. A copy of any such determination shall promptly be sent to Landlord, and subject to the approval of such determination by Landlord, the insurance maintained in this paragraph shall be adjusted to the new full replacement cost. Said insurance shall provide for payment for loss thereunder to Landlord or, at Landlord's request, to the holder of any mortgage or deed of trust on the Premises.

                 (c) Tenant shall deliver to Landlord copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days written notice to Landlord.

9.      Indemnity.
        ---------

                 (a) In addition to any other obligations of Tenant hereunder including the obligations of Tenant to provide insurance, Tenant shall indemnify and hold Landlord harmless from and against any and all claims arising from Tenant's use of the Premises, or from the conduct of Tenant's business or from any activity, work or things done, permitted or suffered by Tenant in or about the Premises or elsewhere and shall further indemnify and hold Landlord harmless from and against any and all claims arising from any breach or default in the performance of any obligation on Tenant's part to be performed under the terms of this Lease, or arising from any negligence of Tenant, or any of Tenant's agents, contractors, or employees, and from and against all costs, attorneys' fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against landlord by reason of any such claim, Tenant upon notice from Landlord shall defend the same at Tenant's expense.

10.     Damage or Destruction; Obligation to Rebuild.
        --------------------------------------------

                 In the event that during the Term the premises are damaged or destroyed, partially or totally, from any cause whatsoever, whether or not such damage or destruction is covered by any insurance required to be maintained under this Lease, then Landlord shall repair, restore, and rebuild the Premises to their condition existing immediately prior to such damage or destruction. Such repair, restoration and rebuilding (all of which are herein called the "repair") shall be commenced within a reasonable time after such damage or destruction and shall be diligently prosecuted to completion. During such repair, this Lease shall continue in full force and effect, provided that the rent shall be reduced in proportion to the area of the plan area of the Improvements which is no longer useable by Tenant. The proceeds of any insurance maintained under paragraph 8 hereof shall be made available to Landlord for payment of the costs and expenses of the repair; provided, however, that in the event that the insurance proceeds are insufficient to cover the cost of the repair, then any amount in excess thereof required to complete the repair shall be paid by Landlord. Notwithstanding the foregoing, if the repairs are not completed within one hundred eighty (180) days of the date of such damage or destruction, Tenant may, by written notice to Landlord, terminate this Lease.

11.     Property Taxes.
        --------------

                 (a) Tenant shall pay all "Property Taxes" (as defined XXXXXXX) applicable to the Premises during the Term. Each payment shall be made prior to the delinquency date of such payment. Tenant shall promptly furnish Landlord with evidence satisfactory to Landlord that Property Taxes have been paid. If any Property Taxes due with respect to the Premises shall cover any period of time prior to or after the expiration of the Term, Tenant's share of such Property Taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect. If Tenant shall fail to pay any Property Taxes, Landlord shall have the right, but not the obligation, to pay the same, in which case Tenant shall repay such amount to Landlord with Tenant's next Rent installment.

                 (b) As used herein, the term "Property Taxes" shall include any form of general or special assessment, license fee, commercial rental tax, levy, penalty, or tax (other than inheritance or estate taxes) imposed by any authority having the direct or indirect power to tax, including any city, county, state or federal government, or any school, agricultural, lighting, drainage or other improvement district, or any part or parts thereof, or against any legal or equitable interest of Landlord in the Premises (but exclusive of taxes levied on or computed by reference to landlord's net income as a whole).

                 (c) Tenant shall pay prior to delinquency all taxes assessed against and levied upon trade fixtures, furnishings equipment and all other personal property of Tenant contained on the Premises or elsewhere. When possible, Tenant shall cause such trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the Premises.

                 (d) As between the parties hereto, Tenant alone shall have the duty of attending to, making or filing any declaration, statement or report which may be provided or required by law as the basis of or in connection with the determination, equalization, reduction or payment of any Property Taxes which are to be borne or paid or which may become payable by Tenant under the provisions of this paragraph and Landlord shall not be or become responsible to Tenant therefor, nor for the contents of any such declaration, statement or report.

12.     Condemnation.
        ------------

                 (a) ??????? ??????? or any portion thereof is taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs (the "Condemnation Date") and the Rent shall be reduced (as of the Condemnation Date) as provided below. If (i) more than ten percent (10%) of the floor area of any building comprising the Improvements or more than twenty-five percent (25%) of the land area of the Property which is not occupied by any such building is taken by condemnation, and (ii) as a result of such taking such condemnation the balance of the Premises remaining after such condemnation is not reasonably suitable for the use to which the Premises were being put immediately prior to the condemnation, Landlord or Tenant may, at either's option, to be exercised in writing only within ten (10) days after Landlord shall have given Tenant written notice of such taking (or in the absence of such notice, within ten (10) days of the Condemnation Date) terminate this Lease as of the Condemnation Date. If Landlord or Tenant does not terminate this Lease in accordance with the foregoing, or in the event that the portion of the Premises taken by condemnation is not sufficiently large so as to give rise to the right to terminate this Lease as above provided, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the Rent shall be reduced (as of the Condemnation Date) in the proportion that the area taken by condemnation bears to the total area of the Premises.

                 (b) Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Landlord, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award specifically attributed by the condemning authority to loss or damage to Tenant's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Landlord shall repair any damage to the Premises caused by such condemnation except to the extent that Tenant has been reimbursed therefor by the condemning authority (in which event such reimbursement to Tenant shall also be applied to such repair).

         (c) If the temporary use of the whole or any part of the Premises ????????????????????????????????????????????????????????????????????????????????
way, with the Fixed Rent reduced as herein provided, and except to the extent that Tenant is prevented from so doing by reason of any order of the condemning authority, shall continue to perform and observe all of the other covenants, conditions and agreements of this Lease to be performed or observed by Tenant as though such taking had not occurred. In the event of any such temporary condemnation Landlord shall be entitled to receive for itself any and all awards or payments made for such use of that portion of the Premises so taken; provided, however, that Landlord shall repair any and all damages to the Premises (whether or not covered by any award to Landlord) caused by such temporary condemnation.

13.     Utilities.
        ---------

        Tenant shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Tenant, Tenant shall pay a reasonable proportion to be determined by Landlord of all charges jointly metered with other premises, and Landlord's determination thereof, in good faith, shall be conclusive.

14.     Assignment and Subletting.
        -------------------------

        (a) Tenant may mortgage or pledge all or any part and may assign, sublet, or otherwise transfer a part of Tenant's interest in this Lease or in the Premises. Without Landlord's prior written consent, however, Tenant may not assign or otherwise transfer all of Tenant's interest in this Lease, except to an entity with a consolidated net worth, determined on the basis of audited financial statements dated not earlier than eighteen (18) months prior to the date of such assignment, or transfer, in an amount not less than Fifteen Million Dollars ($15,000,000). As used in this subparagraph (a), the words "consolidated net worth" shall mean the net worth of the entity, its parent and subsidiary organizations determined in accordance with generally accepted accounting principals applied on a consistent basis.

        (b) Regardless of Landlord's consent, no subletting or assignment shall alter the primary liability of Tenant to pay the rent or release Tenant of

Tenant's obligation to perform all other obligations to be performed by Tenant hereunder unless Landlord's written consent shall so specifically provide and Landlord under no circumstances shall be obligated to release Tenant from any such liability. The acceptance of rent of Landlord from any other person shall not be deemed to be a waiver by Landlord of any provision hereof.

15.   Defaults; Remedies.
      ------------------

          (a)   Defaults. The occurrence of any one or more of the following
                --------
events shall constitute a default and breach of this Lease by Tenant:

                (i)    The vacating or abandonment of the Premises by Tenant;

                (ii) The failure by Tenant to make any payment of Rent or any other payment required to be made by Tenant hereunder, as and when due, where such failure shall continue for a period of five (5) business days after written notice thereof from Landlord to Tenant;

                (iii) The failure by Tenant to observe or perform any of the convenants, conditions or provisions of this Lease to be observed or performed by Tenant, other than described in subparagraph (ii) above, where such failure shall continue for a period of thirty (30) days after written notice thereof from Landlord to Tenant; provided, however, that if the nature of Tenant's default is such that it is capable of being cured but more than thirty (30) days are reasonably required for its cure, then Tenant shall not be deemed to be in default if Tenant commences such cure within such thirty (30) day period and thereafter diligently prosecutes such cure to completion; or

                (iv) The making by Tenant of any general assignment for the benefit of creditors; the filing by or against Tenant of a petition to have Tenant adjudged a bankrupt or of a petition for liquidation or reorganization or rehabilitation or arrangement or rearrangement under any law relating to bankruptcy whether now existing or hereafter enacted; the adjudication of Tenant as a bankrupt or insolvent; the appointment of a trustee or receiver to take possession of all or substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where possession is not restored to Tenant within thirty (30) days; the attachment, execution or other judicial seizure of substantially all of Tenant's assets located at the Premises or of Tenant's interest in this Lease, where such seizure is not discharged within thirty (30) days. Unless Landlord's express written consent thereto is first obtained, in no event shall this Lease, or any interest herein or hereunder or any estate ?????????????????????????????????????????????????????????????????????
under voluntary or involuntary bankruptcy or insolvency or reorganization proceedings or otherwise and in no event shall this Lease or any rights or privileges hereunder be an asset of Tenant under any bankruptcy or insolvency or reorganization proceedings. Any purported assignment or transfer in violation of the provisions of this subparagraph (iv) shall constitute a default and breach of this Lease by Tenant and in connection with any such default and breach Landlord shall have the rights and remedies described in subparagraph (b) below, including, without limitation, the election to terminate this Lease.

               (b)  Remedies.
                    --------

                    (i) In the event of any default and breach by Tenant of any of its obligations under this Lease and notwithstanding the vacation or abandonment of the Premises by Tenant, this Lease shall continue in effect so long as Landlord does not expressly terminate Tenant's right to possession in any of the manners specified in this paragraph and Landlord may, at Landlord's option and without limiting Landlord in the exercise of any other rights or remedies which it may have by reason of such default and breach, exercise all of its rights and remedies hereunder, including, without limitations:

                          (A)  The right to declare the Term ended and to re-
enter the Premises and take possession thereof and remove all persons therefrom, and Tenant shall have no further claim in or to the Premises or under this Lease; or

                          (B)  The right without declaring this Lease ended and
to re-enter the Premises, take possession thereof, remove all persons therefrom and occupy or lease the whole or any part thereof for and on account of Tenant and upon such terms and conditions and for such rent as Landlord may deem proper and to collect such rent or any other rent that may hereafter become payable and apply the same as provided in subparagraph (ii) below; or

                          (C)  The right, even though Landlord may have relet
the Premises or brought an action to collect Rent and other charges without terminating this Lease, to thereafter elect to terminate this Lease and all of the rights of Tenant in or to the Premises; or

                          (D)  The right, without terminating this Lease, to
bring an action or actions to collect Rent and other charges hereunder which are from time to time past due and unpaid or to enforce any other provisions of this ????????????????????????????????????????????????????????????????????????????????
any such action or actions shall not terminate this Lease unless written notice of termination is given.

          (ii) Should Landlord relet the Premises under the provisions of subparagraph (b)(i)(B) above, Landlord may execute any lease either in its own name or in the name of Tenant, but Tenant hereunder shall have no right or authority whatever to collect any rent from the new tenant. The proceeds of any such reletting shall first be applied to the payment of the costs and expenses of reletting the Premises, including without limitation, reasonable brokerage commissions and alterations and repairs which Landlord, in its sole discretion, deems reasonably necessary and advisable and to the payment of reasonable attorneys' fees incurred by Landlord in connection with the retaking of the Premises and such reletting and, second, to the payment of any indebtedness, other than Rent, due hereunder including, without limitation, storage charges owing from Tenant to Landlord. When such costs and expenses of reletting have been paid, and if there is no such indebtedness or such indebtedness has been paid, Tenant shall be entitled to a credit for the net amount of rental received from such reletting each month during the unexpired balance of the Term, and Tenant shall pay Landlord monthly on the first day of each month as specified herein such sums as may be required to make up the rentals provided for in this Lease. Nothing contained herein shall be construed as obligating Landlord to relet the whole or any part of the Premises.

          (iii) Should Landlord elect to terminate this Lease under the provisions or subparagraphs (b)(i)(A) or (C) above, Landlord shall be entitled to recover immediately from Tenant (in addition to any other amounts recoverable by Landlord as provided by law), the following amounts:

                  (A) The worth at the time of award of the unpaid rent which had been earned at the time of termination;

                  (B) The worth at the time of award of the amount by which the unpaid rent which would have been earned after termination until the time of award exceeds the amount of such rental loss that Tenant proves could have been reasonably avoided;

                   (C) The worth at the time of award of the amount by XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX exceeds the amount of such rental loss that Tenant proves could be reasonably avoided; and

                   (D) Any other amount necessary to compensate Landlord for all the detriment proximately caused by Tenant's failure to perform its obligations under the Lease or which in the ordinary course of things would be likely to result therefrom. For purposes of computing "the worth at the time of the award" of the amount specified in subparagraph (b) (iii) (C) above, such amount shall be discounted at the discount rate of the Federal Reserve Bank of San Francisco at the time of award. For purposes of computing "the worth at the time of the award" under subparagraph (b) (iii) (A) and (b) (iii) (B) above, an interest rate of ten percent (10%) per annum shall be utilized.

            (iv) If Landlord shall elect to re-enter the Premises as provided above, Landlord shall not be liable for damages by reason of any reentry. Tenant hereby waives all claims and demands against Landlord for damages or loss arising out of or in connection with any reentering and taking possession of the Premises and waives all claims for damages or loss arising out of or in connection with any destruction of or damage to the Premises, or for any loss of property belonging to Tenant or to any other person, firm or corporation which may be in or upon the Premises at the time of such reentry.

            (v) Landlord shall not be deemed to have terminated this Lease. Tenant's right to possession of the Premises or the liability of Tenant to pay Rent thereafter to accrue or its liability for damages under any of the provisions hereof by any reentry hereunder or by any action in unlawful detainer or otherwise to obtain possession of the Premises, unless Landlord shall notify Tenant in writing that Landlord has so elected to terminate this Lease. Tenant agrees that the service by Landlord of any notice pursuant to the unlawful detainer statutes or comparable statutes of the state or locality in which the Premises are located and the surrender of possession pursuant to such notice shall not (unless Landlord elects to the contrary at the time of or at any time subsequent to the service of such notice and such election shall be evidenced by a written notice to Tenant) be deemed to be a termination of this Lease or of Tenant's obligations hereunder. No reentry or reletting under this paragraph shall be deemed to constitute a surrender or termination of this Lease, or of any of the rights, options, elections, powers and remedies reserved by Landlord XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX
Landlord shall specifically notify Tenant, in writing, to that effect. No such reletting shall preclude Landlord from thereafter at any time terminating this Lease as herein provided.

                   (vi) All fixtures, furnishings, goods, equipment, chattels or other personal property of Lessee remaining on the Premises at the time that Landlord takes possession thereof may at Landlord's election be stored at Tenant's expense or sold or otherwise disposed of by Landlord in any manner permitted by applicable law.

                   (vii) All rights, options, elections, powers and remedies of Landlord under the provisions of this Lease are cumulative of each other and of every other right, option, election, power or remedy which Landlord may otherwise have at law or in equity and all or any of which Landlord is hereby authorized to exercise. The exercise of one or more rights, options, elections, powers or remedies shall not prejudice or impair the concurrent or subsequent exercise of other rights or remedies Landlord may have upon a breach and default under this Lease and shall not be deemed to be a waiver of Landlord's rights or remedies thereupon or to be a release of Tenant from Tenant's obligations thereunder unless such waiver or release is expressed in writing and signed by Landlord.

            (c)    Defaults by Landlord. Landlord shall not be in default under
                   --------------------
this Lease unless Landlord fails to perform obligations required of Landlord within a reasonable time, but in no event later than thirty (30) days after written notice by Tenant to Landlord specifying wherein Landlord has failed to perform such obligations; provided, however, that if the nature of Landlord's obligation is such that more than thirty (30) days are required for performance, then Landlord shall not be in default if Landlord commences performance within such thirty (30) day period and thereafter diligently prosecutes the same to completion.

16.  Security Deposit.
     ----------------

            Landlord acknowledges receipt from Tenant of the amount of Forty Thousand Dollars ($40,000) and, on or before the Commencement Date, Tenant shall deposit with Landlord an additional Fifty Thousand Dollars ($50,000) as security for the performance by Tenant of its obligations hereunder. Landlord XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX of amounts due Landlord from Tenant arising by virtue of the failure of Tenant to perform any of its obligations hereunder. Except to the extent of such application, the security deposit shall be returned to Tenant at the termination of this Lease. In the event of any assignment of this Lease by Tenant (other than an assignment to an entity controlled by, in control of, or under common control with Tenant) the security deposit shall, as a condition to such assignment, be increased by Fifty Thousand Dollars ($50,000).

17.   Right of First Refusal.
      ----------------------

             If, at any time during the term of this Lease, Landlord shall receive a bona fide offer from any third person to purchase the Premises or shall make a bona fide offer to any third person to sell the Premises, Landlord shall in either event, prior to the execution of a contract with said third person, serve upon the Tenant a notice (herein "Notice of Offer") in writing describing in detail the terms of such offer and the intention of Landlord to accept the same. The Tenant shall have the right for thirty (30) days thereafter to notify Landlord, in writing, of its intent to purchase the Premises on the terms and conditions set forth in the Notice of Offer. Tenant agrees that Tenant shall, within fourteen (14) days from the date Tenant gives Landlord Tenant's notice of intent to purchase, execute a contract to purchase the Premises upon the terms and conditions set forth in the Notice of Offer. If Tenant shall not within the thirty (30) day period elect to acquire the Premises upon the terms and conditions set forth in the Notice of Offer, the Landlord may then sell the Premises to said third person provided said sale is on the terms and conditions and for the price set forth in the Notice of Offer. If Tenant fails to execute a contract to purchase the Premises within fourteen (14) days following Tenant's giving of its notice of intent to purchase to Landlord, then Landlord shall have the same rights as if Tenant shall have not elected to acquire the Premises.

18.   Miscellaneous.
      -------------

             (a)   Estoppel Certificate.
                   --------------------

                   (i) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge, and deliver to Landlord a statement in writing certifying that this Lease is unmodified and in full force and effect (or, if modified, stating that nature of such modification and certifying that this Lease, as so modified, is in full force and effect and the date to which the Rent and other charges are paid in advance, if any, and acknowledging that there are not, to Tenant's knowledge, any uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any person to whom it shall be delivered by Landlord including any prospective purchaser or encumbrancer of the Premises or any part thereof.

                   (ii) Tenant's failure to deliver such statement within such time shall be conclusive upon Tenant that this Lease is in full force and effect, without modification except as may be represented by Landlord; that there are no uncured defaults in Landlord's performance; and that not more than one month's Rent has been paid in advance.

                   (iii) If Landlord desires to finance or refinance the Premises, or any part thereof, Tenant hereby agrees to deliver to any lender designated by Landlord such financial statements of Tenant as may be reasonably required by such lender. Such statements shall include the past three years financial statements of Tenant. All such financial statements shall be received by Landlord in confidence and shall be used only for the purposes herein set forth.

             (b)   Landlord's Liability. The term "Landlord" as used herein
                   --------------------
shall mean only the owner or owners at the time in question of the fee title (or the lessee's interest in any ground or master lease) to the Premises and in the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers, the then grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hand of Landlord or the then grantor at the time of such transfer in which Tenant has an interest shall be delivered to the grantee. The obligation contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns only during their respective periods of ownership.

             (c)   Construction. Paragraph captions are solely for the
                   ------------
convenience of the parties and shall not be deemed to or be used to define, construe, or limit the terms hereof. As used in this Lease, the masculine, feminine and neuter genders shall be deemed to include the others, and the singular number shall be deemed to include the plural, whenever the context so requires. The invalidity of any provision of this Lease as determined by a court of XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX provision hereof. This Lease shall be governed by the laws of the State of California.

               (d)  Interest on Past-due Obligations. Except as expressly herein
                    --------------------------------
provided, any amount due to Landlord not paid when due shall bear interest at the lesser of (i) ten percent (10%) per annum or (ii) the maximum rate permitted by law, from the date due until the date such amount is paid. Payment of such interest shall be made when such amount is paid. Payment of such interest shall not excuse or cure any default by Tenant under this Lease.

               (e)  Time of Essence. Time is of the essence of this Lease and
                    ---------------
all of the covenants and obligations hereof.

               (f)  Counterparts. This Lease may be executed in two or more
                    ------------
counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same Lease.

               (g)  Incorporation of Prior Agreement; Amendments.
                    --------------------------------------------
This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification.

               (h)  Notices. Any notices, approval, agreements, certificates,
                    -------
other documents or communications between the parties hereto required or permitted under this Lease shall be in writing. Any such communications shall be deemed to have been duly given or served if delivered in hand or forty-eight
(48) hours after deposit in the United States mail, certified or registered, postage and fees prepaid, return receipt requested, addressed to the parties at the addresses set forth in paragraph 1 of this Lease. The address to which any such communications shall be sent may be changed by either party hereto from time to time by a notice mailed as aforesaid.

               (i)  Waivers. No waiver by Landlord of any provision hereof shall
                    -------
be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to or approval of any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant. The acceptance of Rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular XXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXXX at the time of acceptance of such Rent.

               (j)   Recording. Tenant shall not record this Lease without
                     ---------
Landlord's prior written consent and such recordation shall, at the option of Landlord, constitute a non-curable default of Tenant hereunder. Landlord and Tenant shall, upon the request of either party, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

               (k)   Holding Over. If Tenant remains in possession of the
                     ------------
Premises or any part thereof after the expiration of the Term or sooner termination of this Lease without the express written consent of Landlord, such occupancy shall be a tenancy from month to month at a rental equal to one hundred twenty percent (120%) of the last monthly Rent plus all other charges payable hereunder, and upon all the terms hereof applicable to a month-to-month tenancy.

               (l)   Covenants and Conditions. Each provision of this Lease
                     ------------------------
performable by Tenant shall be deemed both a covenant and a condition.

               (m)   Binding Effect. Subject to any provisions hereof
                     --------------
restricting assignment or subletting by Tenant and subject to the provision of subparagraph (b) above, this Lease shall bind the parties and their personal representatives, successors and assigns.

               (n)   Subordination.
                     -------------

                     (i) This Lease, at Landlord's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation for security now or hereafter placed upon the Premises, the Property or the Improvements, or any part of parts thereof, and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any present or future mortgagee, trustee or ground lessor shall at any time elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and written notice of such election shall be given to Tenant, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

                      (ii) Tenant agrees to execute any documents required to ??????????????????????????????????????????????????????????????????????????????
mortgage, dead of trust or ground lease, as the case may be, and failing to do so within ten (10) days after written demand, does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney in fact and in Tenant's name, place and stead, to do so.

               (o)    Attorneys' Fees. If either party brings an action to
                      ---------------
enforce the terms hereof or declare right under this Lease, the prevailing party in the final adjudication or any such action, on trial or appeal, shall be entitled to its costs and expenses of suit, including, without limitation, its actual attorneys' fees, to be paid by the losing party as fixed by the court.

               (p)    Landlord's Access. Landlord and Landlord's agents shall
                      -----------------
have the right to enter the premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers or lenders. Landlord may at any time during the last one hundred twenty (120) days of the Term place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Tenant.

               (q)    Brokers and Finders. Landlord and Tenant agree that the
                      -------------------
execution of this Lease was not induced or procured through any person, firm or corporation acting as a broker or finder other than the broker set forth in paragraph 1 hereof, whose commission shall be the responsibility of the party designated in paragraph 1. Each party agrees to hold the other harmless from any loss, damage, or expense resulting from any claim by any other person, firm or corporation based upon their having acted as a broker or finder for or in connection with this transaction on behalf of such party.

               (r) Financial Statements. Tenant shall, within thirty (30) days
                   --------------------
of filing, provide Landlord with copies of all financial statements which are filed by Tenant with the State Health Department.

              IN WITNESS WHEREOF, the undersigned have executed this Lease as of the date ?????????????????????????????



              LANDLORD              Jozef Nabel


                                    /s/ Josef Nabel
                                    -----------------------------------


                                    Marie Gabrielle Nabel


                                    /s/ Marie Gabrielle Nabel
                                    -----------------------------------


              TENANT                Summit Care-California, Inc.


                                    BY: /s/ William C. Scott
                                       --------------------------------

                                    Name: WILLIAM C. SCOTT
                                         ------------------------------

                                    Title: PRESIDENT
                                          -----------------------------

       EXHIBIT "A"



LEGAL DESCRIPTION




  PARCEL 1:

  Lots 20, 21, 22, 23, and 24, Block 6, Tract No. 7355, in the city of Los Angeles, county of Los Angeles, state of California, as per may recorded in Book 79 pages 48 and 49 of maps, in the office of the county recorder of said county.

  PARCEL 2:

  Lot 9, Block 6, Tract 7355, in the city of Los Angeles, county of Los Angeles, state of California, as per map recorder in Book 79 pages 48 and 49 of Maps, in the office of the county recorder of said county.

  EXPECT the northerly 48.70 feet thereof.

                                   GUARANTY



               IN CONSIDERATION of the execution by Landlord of the foregoing Lease with Summit Care-California, Inc., a subsidiary of Summit Health Ltd. ("Summit"), as Tenant, Summit does hereby guaranty to Landlord the full and complete payment and performance by Tenant of all the provisions, conditions, covenants and agreements contained in the Lease and does hereby waive all notice of default, notice of acceptance of this guaranty by Landlord, and consents to any amendment, revision or extension of time for performance under the Lease agreed between Landlord and Tenant.



                                       SUMMIT HEALTH LTD.



                                       By: /s/ William C. Scott
                                          --------------------------------

                                       Name: WILLIAM C. SCOTT
                                            ------------------------------

                                       Title: SENIOR VICE PRESIDENT
                                             -----------------------------

 Date:  May 8, 1987

                              ASSIGNMENT OF LEASE
                              -------------------



          This Assignment of Lease is entered into as of the 19th day of September, 1980 by and between JACK SLOMOVIC and MIRIAM SLOMOVIC, husband and wife ?? 9/21/80 (collectively, "Assignor") and SHARON CONVALESCENT HOSPITAL, INC., a California corporation ("Assignee").



                                   RECITALS
                                   --------


          A. Assignor is the lessee of certain premises located at 8167 West 3rd Street, Los Angeles, California 91342 and certain equipment and personal property located thereon (collectively, the "Leased Premises") pursuant to an Agreement of Lease dated January 16, 1966 and an addendum dated March 1, 1976 (collectively, the "Lease"), copies of which are attached hereto as Exhibit A,
                                                                    ---------
between Assignor as lessee and Jozef Nabel and Marie Nabel, as lessor (the "Lessor").

          B. Assignor desires to assign to Assignee all of its right, title and interest in the Lease, and Assignee is desirous of accepting this Assignment, all on the terms and conditions provided herein.

          Based on the foregoing, and consideration of the mutual promises contained below, the parties hereto agree as follows:

          1.   Assignment
               ----------

               a. Effective October 1, 1980, Assignor hereby assigns to Assignee all of its right, title and interest as lessee in and under the Lease.

               b. Assignee hereby accepts the foregoing assignment and agrees to keep, perform and be bound by all of the terms, covenants and conditions in the Lease to all intents and purposes as though Assignee were the original lessee thereunder unless otherwise waived by Lessor.

          2.   Consideration. As consideration for this Assignment, Assignee
               -------------
shall pay to Assignor, on the first day of each month, commencing October 1, 1980 and ending May 1, 1987, the sum of $4,300. In addition, Assignee shall pay an additional $258 per month on the first day of October of each year commencing October 1, 1981. For example, the monthly payments for the year from October 1, 1981 through September 30, 1982 shall be $4,558.

          3.   Lease Deposit. In addition to the amounts described in Section 2
               -------------
of this Assignment, on October 1, 1980,

Assignee shall deliver to Assignor a check in the amount of $20,000, which together with the $20,000 previously paid to Assignor by Assignee, receipt of which is hereby acknowledged, constitute reimbursement of the $40,000 security deposit held by the Lessor. Assignee shall have all rights of the Assignor to the $40,000 security deposit held by Lessor.

               4.   Relicensing. Assignee shall promptly apply for relicensing
                    -----------
of the Leased Premises as a skilled nursing facility in the name of the Assignee.

               5.   Representations and Warranties of Assignor.
                    ------------------------------------------

                    a. Assignor hereby warrants that the Leased Premises are in compliance with all applicable state, federal and local ordinances, laws and regulations, except as disclosed on Exhibit B hereto.
                                    ---------

                    b. Assignor warrants that all equipment and personal property on the Leased Premises is properly functioning and can be used for the purposes for which it is intended. Assignee shall inspect all such equipment and personal property by October 1, 1980, and shall notify Assignor of any equipment or personal property which is not properly functioning. Assignee may, at its option, repair any such equipment or require Assignor to make such repairs; pro-vided, however, Assignor shall be liable only for repairs of which Assignor has received notice on or before October 1, 1980. Any expenses incurred by Assignee in repairing such equipment and personal property may be offset against the payments due under Section 2 hereof. Assignee acknowledges that the personal property on the Leased Premises was purchased from Assignor by Lessor pursuant to an option dated March 1, 1976.

                 6.  Representation and Warranty of Assignee. Assignee hereby
                     ---------------------------------------
warrants that it is a corporation organized and existing under the laws of the State of California with full power to enter into this Assignment.


                 7.  Conditions to Effectiveness of Assignment. As a condition
                     -----------------------------------------
to the effectiveness of this Assignment and the assumption of the obligations under the Lease by Assignee, the following conditions shall have been complied with or waived in writing by Assignee:

                     a. Assignor shall obtain the consent of the Lessor to this Assignment in the form attached hereto as Exhibit C.
                                          ---------

                     b. All equipment and personal property shall have been inspected by Assignee and all necessary repairs shall have been made as provided in Section 5b of this Assignment.

                 8.   Expenses, Liabilities and Receipts. Assignor shall be
                      ----------------------------------
personally liable for and shall cause to be promptly paid any and all expenses and liabilities incurred or accrued prior to October 1, 1980 in connection with the Leased Premises and the operation of the convalescent hospital thereon. Bills and other demands for payment of such expenses received by Assignee shall be forwarded to Assignor for immediate payment. Any credits accruing to Assignor prior to October 1, 1980, but received after such date shall belong to Assignor and shall promptly be forwarded to Assignor by Assignee.

                 9.   Notices. Any notices or other communications required or
                      -------
permitted hereunder shall be in writing and shall be deemed to have been given, if personally delivered, or four days after being placed in the United States mail, registered or certified, postage prepaid, addressed as follows:


     If to Assignor:         Mr. Jack Slomovic
                             9911 W. Pico Blvd.
                             L.A. 90035, Calif. Suite 40

     With a copy to:         Saul Kreshek, Esq.
                             10880 Wilshire Blvd.
                             23rd Floor
                             Los Angeles, California 90024

          If to Assignee:    Sharon Convalescent
                               Hospital, Inc.
                             4070 Laurel Canyon Boulevard
                             Studio City, California 91604
                             Attention: Thomas Konig

          With a copy to:    Kindel & Anderson
                             555 South Flower Street
                             26th Floor
                             Los Angeles, California 90071
                             Attention: Patricia T. Mulryan, Esq.


                    Each of the parties shall be entitled to specify a different address within the State of California by giving notice as aforesaid.

              10.   Indemnity
                    ---------

                    a. Assignor shall indemnify and hold harmless Assignee from and against any claims, damages, injuries or liabilities asserted against Assignee (including attorneys' fees and costs) by virtue of the operation of the Leased Premises by Assignor prior to October 1, 1980, including without limitation, creditors' claims, claims of vendors, mechanics lien claims, payroll claims, claims by any tax authority, claims for patient trust funds, and other liabilities incurred in operations of the Leased Premises, including without limitation Medicare and Medi-Cal.

                    b. Assignee shall indemnify and hold harmless Assignor from and against any and all claims, damages, injuries or liabilities asserted against Assignor (including attorneys fees and costs) by virtue of Assignee's breach of the Lease or Assignee's operation of the Leased Premises subsequent to October 1, 1980.

             11.   Entire Agreement. This Assignment and the documents
                   ----------------
contemplated hereby constitute the entire agreement between the parties hereto pertaining to the subject matter hereof and supersede all prior agreements, understandings, negotiations and discussions, whether oral or written, of the parties. No supplement, modification, waiver or termination of this Assignment shall be binding unless executed in writing by the party to be bound thereby. No waiver of any of the provisions of this Assignment shall be deemed or shall constitute a waiver of any of the provisions hereof nor shall such waiver constitute a continuing waiver unless otherwise specifically provided.

             12.   Successors and Assigns. All of the terms provisions and
                   ----------------------
obligations of this Assignment shall be binding upon and shall enure to the benefit of the parties hereto and respective heirs, representatives, successors and assigns.

             13.   Governing Law. The parties hereby agree that the validity
                   -------------
construction and interpretation of this Assignment shall be governed by the laws of the State of California.

             14.   Headings. Section headings are not to be considered part of
                   --------
this Assignment and are included solely for convenience or reference and are not intended to be full or accurate descriptions of the content thereof.

             15.   Attorneys' Fees. In the event any party takes legal action to
                   ---------------
enforce any of the terms of this Assignment the unsuccessful party to such action shall pay the successful parties costs and expenses, including attorneys' fees incurred in such action.

             IN WITNESS WHEREOF, the parties hereto have caused this Assignment to be executed as of the date and year first above written.




                                           /s/ Jack Slomovic
                                           -----------------------------------
                                           JACK SLOMOVIC


                                           /s/ Miriam Slomovic
                                           -----------------------------------
                                           MIRIAM SLOMOVIC


                                           SHARON, CONVALESCENT HOSPITAL, INC.


                                           By /s/ William L. Pierpoint
                                              --------------------------------
                                              William L. Pierpoint,
                                              President


                                           By /s/ Thomas Konig
                                              --------------------------------
                                              Thomas Konig,
                                              Vice President

     Summit Health Ltd. hereby guarantees the obligations of the Assignee hereunder.

                                       SUMMIT HEALTH LTD.

                                       By /s/ William L. Pierpoint
                                         ----------------------------
                                          William L. Pierpoint

                                       By /s/ Thomas Konig
                                         ----------------------------
                                          Thomas Konig